UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 10, 2010

Birner Dental Management Services, Inc.
(Exact name of registrant as specified in its charter)

Colorado	000-23367	84-1307044
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3801 East Florida Avenue, Suite 508, Denver, CO		80210
(Address of principal executive offices)		(Zip Code)

(303) 691-0680
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 12, 2010, Birner Dental Management Services, Inc. (the “Company”) issued a press release announcing that it intends to restate its audited consolidated statements of operations for the years ended December 31, 2007 and 2008 and its unaudited consolidated statements of operations for each of the quarters of the years ended December 31, 2008 and 2009.  A copy of the press release is furnished herewith as Exhibit 99.1.

The restatements will affect the Company’s previously reported revenue and expenses for clinical salaries and benefits paid to dentists, hygienists and dental assistants.  The Company’s reported revenue will increase by the amounts paid to dentists, hygienists and dental assistants. Clinical salaries and benefits will increase by the same dollar amounts as the increase in revenue. Details regarding these restated amounts are set forth below. The restatements will have no impact on the Company’s contribution from dental offices, operating income, net income, earnings per share, consolidated balance sheets, consolidated statements of shareholders equity and comprehensive income or consolidated statements of cash flows, or the calculation of Adjusted EBITDA.

The Company had been consolidating its managed professional corporations under the consolidation by contract method as originally set forth in Emerging Issues Task Force (“EITF”) 97-02 and the related Staff interpretation of EITF 97-02 since its initial public offering in 1998. The consolidation by contract method as described in EITF 97-02 has a very narrow scope, and the Company believed that it fit within that scope precisely. The Staff of the Securities and Exchange Commission (“SEC”) reviewed and issued comments pertaining to the Company’s Form 10-K for the year ended December 31, 2008.  In the course of reviewing the SEC’s accounting comments, management of the Company examined the application of the consolidation methodology of FASB Accounting Standards Codification Topic 810-10, “Consolidation of Variable Interest Entities” (“ASC Topic 810-10”),  to the consolidation of its managed professional corporations.  ASC Topic 810-10 contains a sentence providing that variable interest entity, or VIE, accounting should be considered before consideration of consolidation by contract. Based on its review of ASC Topic 810-10, the Company began the process of analyzing whether its managed professional corporations should be consolidated under the VIE model and made submissions to the SEC to determine whether VIE accounting under ASC Topic 810-10 was appropriate.  After thorough consideration of the questions and comments raised by the SEC in the SEC review process and discussions with the SEC staff regarding the issue, on March 10, 2010, the Audit Committee of the Board of Directors of the Company, in consultation with management and the Company’s independent registered public accounting firm, concluded that  treatment of the Company’s managed professional corporations as variable interest entities is the appropriate treatment under ASC Topic 810-10.

As a result, the Company will restate its consolidated statements of operations for the years ended December 31, 2007 and 2008 in its Annual Report on Form 10-K for the year ended December 31, 2009 and will provide explanatory disclosures consistent with the requirements of FASB Accounting Standards Codification Topic 250, “Accounting Changes and Error Corrections.”  In a footnote to the consolidated financial statements, the Company also will provide restated financial information with respect to each of the quarterly periods during the years ended December 31, 2008 and 2009.

The Company expects that the restatement of the financial statements for the affected periods, which will be included in its Annual Report on Form 10-K for the year ended December 31, 2009, will reflect the following changes:

Consolidated Statements of Income

Year ended Dec. 31, 2007

Line Item	As Previously Reported	Adjustments	As Restated

REVENUE (1)	$35,282,984	$24,103,833	$59,386,817

DIRECT EXPENSES:
Clinical salaries and benefits	$9,258,232	$24,103,833	$33,362,065

DIRECT EXPENSES	$26,603,073	$24,103,833	$50,706,906

Year ended Dec. 31, 2008

Line Item	As Previously Reported	Adjustments	As Restated

REVENUE (1)	$34,522,861	$24,493,389	$59,016,250

DIRECT EXPENSES:
Clinical salaries and benefits	$9,748,636	$24,493,389	$34,242,025

DIRECT EXPENSES	$27,251,516	$24,493,389	$51,744,905

Three months ended March 31, 2008

Line Item	As Previously Reported	Adjustments	As Restated

REVENUE (1)	$8,946,997	$6,307,255	$15,254,252

DIRECT EXPENSES:
Clinical salaries and benefits	$2,667,975	$6,307,255	$8,975,230

DIRECT EXPENSES	$6,979,031	$6,307,255	$13,286,286

Three months ended June 30, 2008

Line Item	As Previously Reported	Adjustments	As Restated

REVENUE (1)	$8,793,229	$6,123,250	$14,916,479

DIRECT EXPENSES:
Clinical salaries and benefits	$2,491,642	$6,123,250	$8,614,892

DIRECT EXPENSES	$7,046,156	$6,123,250	$13,169,406

Three months ended September 30, 2008

Line Item	As Previously Reported	Adjustments	As Restated

REVENUE (1)	$8,763,895	$6,212,217	$14,976,112

DIRECT EXPENSES:
Clinical salaries and benefits	$2,351,310	$6,212,217	$8,563,527

DIRECT EXPENSES	$6,806,399	$6,212,217	$13,018,616

Three months ended March 31, 2009

Line Item	As Previously Reported	Adjustments	As Restated

REVENUE (1)	$9,040,511	$6,301,203	$15,341,714

DIRECT EXPENSES:
Clinical salaries and benefits	$2,576,545	$6,301,203	$8,877,748

DIRECT EXPENSES	$6,832,084	$6,301,203	$13,133,287

Three months ended June 30, 2009

Line Item	As Previously Reported	Adjustments	As Restated

REVENUE (1)	$8,886,727	$6,329,301	$15,216,028

DIRECT EXPENSES:
Clinical salaries and benefits	$2,421,007	$6,329,301	$8,750,308

DIRECT EXPENSES	$6,755,193	$6,329,301	$13,084,494

Three months ended September 30, 2009

Line Item	As Previously Reported	Adjustments	As Restated

REVENUE (1)	$8,496,084	$6,194,609	$14,690,693

DIRECT EXPENSES:
Clinical salaries and benefits	$2,376,929	$6,194,609	$8,571,538

DIRECT EXPENSES	$6,745,685	$6,194,609	$12,940,294

(1) Previously reported as NET REVENUE

The Company concluded on March 10, 2010 that, due to the anticipated restatements, the previously issued consolidated statements of operations for the affected periods should not be relied upon. The Audit Committee of the Board of Directors of the Company has discussed the matters disclosed in this Current Report on Form 8-K with the Company’s independent registered public accounting firm, Hein & Associates LLP.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1	Press Release of Birner Dental Management Services, Inc., dated March 12, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Birner Dental Management Services, Inc.

Date: March 12, 2010

By: /s/ Dennis N. Genty
Dennis N. Genty
Chief Financial Officer, Secretary and Treasurer

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Birner Dental Management Services, Inc., dated March 12, 2010